                                       SEVERENCE COMPENSATION AGREEMENT

This agreement is entered into the 1st day of April,  2004 by and between Citizens  Business Bank (the "Bank"), and Edwin J. Pomplun, EVP of the Bank (the "Executive").

Whereas,  the Bank's Board of Directors has  determined  that it is  appropriate to reinforce and encourage the continued  attention  and  dedication  of members of the Bank's  Senior  Management  Committee,  including  the
Executive,  to their assigned duties without distraction in potentially  disturbing  circumstances arising from the  possibility  of a Change in Control (as  defined  herein) of CVB  Financial  Corporation  (the  "Company")
directly or indirectly the Bank, a wholly owned subsidiary of the Company; and

Whereas,  this Agreement sets forth the compensation  which the Bank agrees it will pay to the Executive upon a
Change in Control and termination of the Executive's employment,

Now,  therefore,  in consideration of theses premises and the mutual covenants and agreements  contained herein and to induce  the  Executive  to remain  employed  by the Bank and to  continue  to exert his best  efforts on behalf of the Bank, the parties agree as follows:

1.  Compensation Upon a Change in Control.

In the event that a Change in Control occurs during the employment of the Executive and
(i)      the  Executive's  employment  is terminated by the Company or the Bank or any successor to the Company or the  Bank  other  than  for  Cause  (as  defined  herein)  within  one (1) year of the completion of such Change in Control; or
(ii)     the  Executive  terminates or resigns  Executive's  employment  for a Good Reason (as defined  herein)
                      within one (1) year of the completion of such Change in Control;
the  Executive  shall receive an amount equal to two times the  Executive's  annual base  compensation  for the last calendar year ended immediately  preceding the Change in Control,  plus two times the average annual bonus received  for the last two  calendar  years ended  immediately  preceding  the Change in Control.  Such amounts shall be paid in a lump sum,  less  applicable  employment  and payroll  taxes,  within five (5) days after the effective date of the termination of Executive's employment.

2.  Definitions.

(a)      Change in  Control.  For  purposes  of this  Agreement,  a "Change in  Control"  shall  deemed to have occurred if:

(i)      any one person,  or more than one person  acting as a group,  acquires (or has acquired  during the 12 month  period  ending on the date of the most recent  acquisition)  ownership of stock of the
                  Company or the Bank  possessing  more than 50% of the total voting power of the  Company's or the Bank's stock; provided,  however, it is expressly acknowledged by the Executive that this provision shall not be applicable to any person who is, as of the date of this  Agreement,  a
                  Director of the Company or the Bank;

                  (ii)     a majority of the  members of the  Company's  or the Bank's  Board of  Directors  is
                  replaced  during any 12 month  period by  directors  whose  appointment  for  election is not endorsed  by a majority  of the  members of the  Company's  or the Bank's  board prior to the date of the appointment or election;

(iii)    a merger or consolidation  where the holders of the Bank's or the Company's  voting stock  immediately prior to the  effective  date of such merger or  consolidation  own less than 50% of the voting stock of the entity surviving such merger or consolidation;

(iv)     any one  person,  or more than one person  acting as a group,  acquired  (or has  acquired  during the twelve  month  period  ending  on the date of the most  recent  acquisition  by such person or persons)  assets from the Bank that have a total fair market value greater than 50% of the total  fair  market  value of all of the Bank's  assets  immediately before the acquisition or acquisitions;  provided, however, transfer of assets which otherwise  would  satisfy  the  requirements  of this  subsection  (iv)  will not be treated as a change in the  ownership  of such assets if the assets are  transferred to:
                           (A)      an  entity,  50% or more of the  total  value or  voting  power of which is owned, directly or indirectly by the Company or the Bank;
                           (B)      a person,  or more than one person acting as a group,  that owns,  directly or  indirectly,  50% or  more  of  the  total  value  or  voting  power  of all  the outstanding stock of the Company or the Bank; or
(C)      an entity,  at least 50% of the total  value or voting  power is owned,  directly or  indirectly  by a person who owns,  directly or  indirectly,  50% or more of the total value or voting power of all the outstanding stock of the Bank.

           Not  withstanding  the  foregoing,  a Change in Control  shall not be deemed to occur as a result of any transaction which changes the jurisdiction of incorporation of the Company or the Bank.

(b)      Cause.  For  purposes of this  Agreement,  the Bank shall have "Cause" to  terminate  the  Executive's employment  and shall not be obligated  to make any  payments  hereunder or otherwise in the event the
         Executive has:

                  (i)      committed a significant  act of  dishonesty,  deceit or breach of fiduciary  duty in the performance of Executive's duties as an employee of the Bank;

(iii)    grossly  neglected  or  willfully  failed  in any way to  perform  substantially  the  duties  of such employment; or

(iv)     acted or failed to act in any other way that  reflects  materially  and  adversely on the Bank. In the event of a  termination  of  Executive's  employment  by the Bank for  Cause,  the Bank shall deliver  to  Executive  at the time the  Executive  is  notified  of the  termination  of his
                  employment  a  written   statement   setting  forth  in  reasonable   detail  the  facts  and
                  circumstances  claimed by the Bank to provide a basis for the  termination of the Executive's employment for Cause.

         (c)      Good Reason.  For purposes of this Agreement, "Good Reason" means:
                  (i)      the Executive's then current level of annual base salary is reduced;

(ii)     there  is any  reduction  in the  employee  benefit  coverage  provided  to the  Executive  (including pension, profit sharing, deferred compensation,  life insurance and health insurance, but not including  incentive  bonuses) from the coverage  levels in effect  immediately  prior to the
                  Change in Control, unless that Company or the Bank provide substantially  equivalent employee benefits to the Executive;

(iii)    the Executive  suffers a material  diminution of Executive's  title,  authority,  position,  reporting relationship, responsibilities or offices;

(iv)     there is a  relocation  of the  Executive's  principal  business  office by more than fifty (50) miles from its existing location; or

                  (v)      the  Company or the Bank fail to obtain  assumption  of any  employment  relating to
                  Executive by any successor or assign of the Bank; provided,  however, that termination by the
                  Executive for Good Reason must be made in good faith.

3.  Term.

This agreement shall terminate,  except to the extent that any obligation of the Bank hereunder  remains unpaid as of such time, upon the earliest of:

(i)      the  termination  of the  Executive's  employment  from the Bank for any reason if a Change in Control has not occurred prior to the date of such termination;

(ii)     three (3) years from the date hereof if a Change in Control has not occurred during such period;

(iii)    the  termination of Executives'  employment from the Bank for Cause within one (1) year after a Change in Control;

(iv)     one (1)  year  after a  Change  in  Control  if  Executive  is  still  employed  with  the Bank or its successor; or

(v)      after a Change in Control of the  Company or the Bank upon  satisfaction  of all of the  Company's  or the Bank's obligations hereunder.

4.  No Obligation to Mitigate Damages; No Effect on Other Contractual Rights.

(a)      The  Executive  shall not be required to mitigate  damages or the amount of any payment  provided  for under this  Agreement by seeking other  employment  or otherwise,  nor shall the amount of any payment provided  for under this  Agreement  be reduced by any  compensation  earned by the  Executive  as the result of employment by another  employer after the effective date of  Termination,  or otherwise,  by his engagement as a consultant or his conduct of any other business activities.

(b)      The  provisions  of this  Agreement,  and any payment  provided  for  hereunder,  shall not reduce any amounts  otherwise  payable,  or in any way diminish the Executive's  existing rights, or rights which would  accrue  solely as a result of the  passage of time,  under any  employment  agreement  or other plan,  arrangement or deferred  compensation  agreement,  except as otherwise  agreed to in writing by the Bank and the Executive.

5.  Successor to the Bank.

(a)      The Bank will require any  successor or assign  (whether  direct or indirect by purchase or otherwise)
                  to all or substantially  all of the business and/or assets of the Bank, by written  agreement with the  Executive,  to assume and agree to perform this  Agreement in full. As used in this
                  Agreement,  "Bank" shall mean the Bank as herein  before  defined and any successor or assign to its business  and/or  assets as  aforesaid  which  executes  and  delivers  the  agreement provided  for in this  section  5 or  which  otherwise  becomes  bound by all the  terms  and provisions of this  Agreement by operations of law.  Notwithstanding  the  assumption of this
                  Agreement by a successor  assign of the Bank, if a Change in Control (as defined in section 2
                  (a) above) has occurred,  the Executive shall have and be entitled from such successor to all rights under section 1 of this Agreement.

(b)      If the Executive  should die while any amounts are still payable to him  hereunder,  all such amounts, unless  otherwise  provided  herein,  shall  be paid in  accordance  with  the  terms of this
                  Agreement to the  Executive's  devisee,  legatee,  or other  designee or, if there be no such designee, to the Executive's estate. This Agreement shall,  therefore,  insure to the benefit of and be  enforceable  by the  Executive's  personal and legal  representatives,  executors, administrators, successors, heirs, distributees, devisees and legatees.

6.  Confidentiality.

The  Executive  shall  retain  in  confidence  any and all  confidential  information  known  to the  Executive concerning  the Company and the Bank and its business so long as such  information  is not  otherwise  publicly disclosed.

7.  Legal Fees and Expenses.

The Bank  shall  pay all  legal  fees and  expenses  which the  Executive  may incur as a result of the  Bank's contesting the validity,  enforceability or the Executive's  interpretation of, or determinations,  under, this
Agreement if the Executive prevails in any such contest or proceeding.

8.  Limitation on Payments.

This Agreement is made expressly  subject to the provision of law codified at 12 U.S.C.  1828 (k) and 12 C.F.R.
Part 359 which regulate and prohibit  certain forms of benefits to Executive.  Executive  acknowledges  that he understands  these  sections of law and that the Bank's  obligations  to make payments  hereunder are expressly relieved if such payments violate these sections of law or any successors thereto.

Notwithstanding  any  other  provisions  of this  Agreement,  if the total  amounts  payable  pursuant  to this
Agreement,  together with other payments to which Executive is entitled,  would constitute an "excess parachute payment"  (as defined in Section  280G of the  Internal  Revenue  Code),  as amended,  such  payments  shall be reduced,  in such order and manner as the Bank and/or  Resulting  Entity may elect,  (or in the absence of such elections,  as shall be determined by  Executive),  to the largest amount which may be paid without any portion of such amount being subject to the excise tax imposed by Section 4999 of the Internal Revenue Code.

9.  Notice.

For purposes of this  Agreement,  notices and all other  communications  provided for in the Agreement shall be in writing and shall be deemed to have been given when  delivered or mailed by United States  registered  mail, return receipt requested, postage prepaid as follows:

If the Bank:      Citizens Business Bank
                  701 N. Haven Avenue, Suite 350
                  Ontario, California 91764
                  Attention:  D. Linn Wiley, President and CEO

If to the  Executive:  At the address  below his  signature or such other address as either party may have been furnished to the other in writing in  accordance  herewith,  except that notices of change of address  shall be effective only upon receipt.

10.  Validity.

The  invalidity  or  unenforceability  of any  provisions  of this  Agreement  shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

11.  Counterparts.

This  Agreement  may be executed in one or more  counterparts,  each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

12.  Miscellaneous.

No provisions of this  Agreement may be modified,  waived or  discharged  unless such waiver,  modification  or discharge is agreed to in writing  signed by the  Executive  and the Bank.  No waiver by either party hereto at any time of any breach by the other party hereto of, or  compliance  with,  any  condition or provision of this
Agreement to be performed by such other party shall be deemed a waiver of similar or  dissimilar  provisions or conditions at the same or any prior to subsequent  time. No agreements or  representations,  oral or otherwise, express or implied,  with  respect to the subject  matter  hereof have been made by either  party which are not set forth  expressly in this  Agreement.  This Agreement  shall be governed by and construed in accordance with the laws of the State of California.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above,

Citizens Business Bank

By:   /s/ D. Linn Wiley
          D. Linn Wiley
          President and CEO

EXECUTIVE: /s/ Edwin J. Pomplun
               Edwin J. Pomplun, EVP

Address:  701 N. Haven Avenue

City and State:  Ontario, California 91764